PROJECT PROFILE
The Ellery New York, NY

PROJECT DESCRIPTION	The AFL-CIO Housing Investment Trust (HIT) helped to finance the $337.7 million new construction of The Ellery (formerly 311 West 42nd Street), a mixed-use development comprised of 330 residential rental units, 83 of which are affordable, and 41,678 square feet of rentable retail space. The project, located in the heart of Manhattan near Times Square, offers modern and green apartments. The development is comprised of a seven-story mid-rise and a 33-story tower that offers residents enclosed and outdoor amenities, including a fitness center, a rooftop pool and a landscaped outdoor space.

HITROLE	The HIT purchased a $50 million participation interest as part of a syndicate of institutional lenders that provided an aggregate $204 million construction loan for the development. The Ellery is HIT’s 74th project in New York City.

SOCIAL IMPACT	In addition to the economic impacts below, 83 units (25%) at The Ellery will be set aside for residents earning below 40%, 60% or 120% of Area Median Income. This transit-oriented development is adjacent to the Port Authority Bus Terminal and atop one of the busiest New York City subway stations in Manhattan with access to 12 different subway lines and one stop from the major transportation centers at Penn Station and Grand Central Station. The building achieved the National Green Building Standard Silver certification.

ECONOMIC IMPACT OF INVESTMENT*

$50 Million HIT Investment	$337.7 Million Total Development Cost	330 New Units of Housing (25% Affordable)	1,995,680 Hours of Union ConstructionWork Generated	$129.7 Million Tax revenue generated	$700.0 Million Total economic benefit

*Job and economic impact figures are estimates calculated using IMPLAN, an input-output model, based on HIT and HIT subsidiary Building America CDE, Inc. project data. The data is current as of November 10, 2025. Economic impact data is in 2024 dollars and all other figures are nominal.

PROJECT PROFILE | The Ellery–New York, NY

“We appreciate the AFL-CIO Housing Investment Trust’s commitment to investing in union construction projects in New York. When union pension capital is invested in transformative transit-oriented construction projects built with 100% union labor while creating much needed housing, we are investing in ourselves while addressing the needs of the community.”

—Gary LaBarbera, President

Building and Construction Trades Council of Greater New York

ABOUT THE HIT	The AFL-CIO Housing Investment Trust (HIT) is a fixed-income investment company registered with the Securities and Exchange Commission. Its investors include union and public employee pension plans and labor organizations. The HIT invests primarily in government and agency insured and guaranteed multifamily mortgage-backed securities. The HIT is one of the earliest practitioners of socially responsible impact investing, with a track record of nearly 40 years that demonstrates the added value derived from union-friendly investments. The investment objective of the HIT is to provide competitive returns for its investors and to promote the collateral objectives of constructing affordable housing and generating employment for union members in the construction trades and related industries. More information is available on the HIT’s website, www.aflcio-hit.com.

This document provides information about a project or projects financed by the HIT which may or may not be reflective of other financed projects or refer to an asset currently held in the HIT’s portfolio. Building America CDE, Inc. is a portfolio investment of the HIT but, unless otherwise noted, its underlying projects are not held in the HIT’s portfolio. Investors should consider the HIT’s investment objectives, risks, charges, and expenses carefully before investing. This and other information is contained in HIT’s prospectus, available at aflciohit.com or by calling 202-331-8055. The prospectus should be read carefully before investing.

11/2025

1227 25th Street, NW Suite 500 | Washington, DC 20037 | 202.331.8055 www.aflcio-hit.com